Exhibit 99.1
TRUST AGREEMENT
          TRUST AGREEMENT dated as of January 27, 2009 (this “Trust Agreement” or this “Agreement”) between Selectica, Inc., a Delaware corporation, as depositor (the “Depositor”), and Wilmington Trust Company, a Delaware banking corporation, as trustee (the “Trustee”).
W I T N E S S E T H :
          WHEREAS, the Depositor is a party to that certain Rights Agreement between the Depositor and Computershare Trust Company, N.A. (f/k/a U.S. Stock Transfer Corporation), as Rights Agent (as amended and restated, the “Rights Agreement”);
          WHEREAS, the Board of Directors of the Depositor previously delegated its full power and authority to the Review Committee of the Board of Directors of the Depositor (the “Review Committee”) to take all actions the Review Committee deemed necessary or advisable under the Rights Agreement, including making any and all determinations thereunder and declaring an exchange of rights pursuant to the terms thereof;
          WHEREAS, on January 2, 2009, the Review Committee determined that Versata Enterprises, Inc. (“Versata”) and Trilogy, Inc. (“Trilogy”), together with their Affiliates and Associates (as defined in the Rights Agreement), became Acquiring Persons (as defined in the Rights Agreement) under the Rights Agreement and further determined that such Acquiring Persons were not Exempt Persons (as defined in the Rights Agreement), and the acquisitions resulting in their becoming Acquiring Persons were not Exempt Transactions (as defined in the Rights Agreement);
          WHEREAS, on January 2, 2009, the Review Committee determined that the Stock Acquisition Date (as defined in the Rights Agreement) under the Rights Agreement was December 19, 2008, and a Flip-In Event (as defined in the Rights Agreement) occurred under the Rights Agreement on December 19, 2008;
          WHEREAS, as of the occurrence of a Flip-In Event, the rights to purchase the Depositor’s Series A Junior Participating Preferred Stock under the Rights Agreement (the “Rights”) were outstanding (other than such Rights formerly held by Versata, Trilogy and their Affiliates and Associates, which Rights became void pursuant to Section 11(a)(ii) of the Rights Agreement);
          WHEREAS, pursuant to Section 24 of the Rights Agreement, the Review Committee declared an exchange (the “Exchange”) of all Rights held of record as of January 2, 2009 (the “Exchange Record Date”) (other than any Rights that became void pursuant to Section 11(a)(ii) of the Rights Agreement) at an exchange ratio of one share of the Depositor’s common stock, par value $0.0001 per share (the “Common Stock”), per Right; provided, however, that the Review Committee resolved that any “Person” (as defined in the Rights Agreement) (other than Trilogy, Versata and any Affiliates and Associates thereof) who had purchased or received a transfer of shares of Common Stock prior to the Exchange Record Date (and has not subsequently sold, transferred or otherwise disposed of such shares), but who had not become the record holder of such shares as of January 2, 2009 due to the settlement of such purchase not having become effective as of the Exchange Record Date was entitled to receive, upon such settlement, the shares issuable upon the exchange for the rights associated with the shares subject to the purchase; provided, further, that the Review Committee further resolved that any Person who had sold shares of Common Stock prior to the Exchange Record Date but who continued to be reflected on the books and records of the Company as the record holder of such shares due to the settlement of such sale not having become effective as of the Exchange Record Date was not entitled to receive the shares issuable upon the exchange for the rights associated with the shares subject to the sale (the Persons entitled to participate in the Exchange being hereinafter referred to as “Exchange Participants”);
          WHEREAS, the Depositor has previously arranged for the accounts of all Exchange Participants who hold their shares in “street name” and who have submitted (or who have had submitted on their behalf) proper instructions to Wells Fargo Shareowner Services (“Wells Fargo”), in its capacity as transfer agent and exchange agent, and/or the Depositary Trust Company on or before February 3, 2009, to be credited with the Exchange Shares distributable thereto;
          WHEREAS, the Depositor has previously arranged for Wells Fargo to distribute to the Exchange Participants who are stockholders of record and who have been identified by the Depositor as a non-Acquiring Person the Exchange Shares distributable to such Exchange Participants via book-entry;
          WHEREAS, following the distribution of Exchange Shares on February 4, 2009, as described in the two immediately preceding paragraphs (the “Initial Distribution”), there remained a number of Exchange Shares distributable to Exchange Participants pursuant to the Exchange;
          WHEREAS, to provide for an orderly and efficient completion of the Exchange, and to ensure that only those entitled to distribution of shares of Common Stock pursuant to the Exchange receive distribution of such shares, the Depositor desires to form a trust to hold and distribute the remaining shares of Common Stock distributable pursuant to the Exchange in accordance with the terms of this Agreement; and
          WHEREAS, the Trustee is willing to accept the duties and obligations imposed hereby on the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
ORGANIZATION
          SECTION 1.1 Creation of Trust. The Depositor and the Trustee hereby create a trust (the “Trust”) on the terms and conditions set forth herein for the benefit of the Depositor. The Trust shall be known as “Selectica 2009 Rights Exchange Trust,” in which name the Trustee may conduct the business of the Trust, make and execute contracts, and sue and be sued. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq. (the “Delaware Statutory Trust Act”) and that this Agreement constitute the governing instrument of the Trust. The Trustee is hereby authorized and directed to execute and file a certificate of trust with the Secretary of State of the State of Delaware in the form attached hereto as Exhibit A.
          SECTION 1.2 Situs of Trust. The Trust will be located and administered in the State of Delaware. The only office of the Trust will be at the Corporate Trust Office of the Trustee within the State of Delaware.
          SECTION 1.3 Appointment of Trustee. The Depositor hereby appoints the Trustee as trustee of the Trust, effective immediately following the Initial Distribution (the “Effective Time”), to have all the rights, powers and duties set forth herein. The Trustee hereby accepts such appointment and declares that it will hold the Trust Estate (as defined herein) upon the trusts set forth herein and for the use and benefit of the Beneficiaries (as defined herein).
          SECTION 1.4 Purposes and Powers of the Trust. The purposes of the Trust are, and the Trust shall have the power and authority, to engage in the following activities:
(a)	to accept and hold the Trust Estate;

(b)	to distribute the Trust Estate to the Beneficiaries pursuant to the terms hereof; and
to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.
          SECTION 1.5 Transfer to Trust. At the Effective Time, the Depositor shall transfer and deposit into the Trust, for the purposes set forth herein, that number of shares of Common Stock equal to (a) the total number of shares of Common Stock issued pursuant to the Exchange less (b) that number of shares of Common Stock distributed in connection with the Initial Distribution. Such deposit, together with any dividends or distributions thereon made after the Effective Time and all other assets or rights held from time to time by the Trust, shall constitute the “Trust Estate.” In connection with such initial deposit, at the Effective Time, the Depositor shall deliver, or cause to be delivered, to the Trustee written confirmation of the number of shares of Common Stock that have been issued in the name of the Trust. In connection with each deposit made after the Effective Time, the Depositor shall deliver, or cause to be delivered, to the Trustee a written notice describing the assets so deposited and the rights of the Beneficiaries with respect thereto.
          SECTION 1.6 Title to Trust Property. Legal title to the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be.

ARTICLE II
BENEFICIARIES
          SECTION 2.1 Beneficiaries. The Exchange Participants who have not received Exchange Shares pursuant to the Initial Distribution shall automatically, and without any action being required of such Persons, be the beneficial owners (each, a “Beneficiary” and collectively, the “Beneficiaries”) of the Trust, each owning the same number of Beneficial Interest Units as shares of Common Stock distributable to such Beneficiary pursuant to the Exchange (together with any dividends and distributions thereon made after the Effective Time). For purposes of this Trust Agreement, “Beneficial Interest Units” shall mean equal units of the undivided beneficial interest (as provided in this Trust Agreement) of the Beneficiaries in the Trust Estate. The Beneficial Interest Units shall be uncertificated. For the avoidance of doubt, Trilogy, Versata and any Affiliates or Associates thereof shall not be Beneficiaries of the Trust.
          SECTION 2.2 Transfer of Beneficial Interest Units. Beneficial Interest Units may not be transferred in any manner whatsoever (including, without limitation, by sale, exchange, gift, pledge or creation of a security interest) except (a) by bequest or inheritance in the case of an individual Beneficiary, or (b) by operation of law.
ARTICLE III
DECLARATION OF TRUST
          SECTION 3.1 Declaration of Trust. The Trustee hereby declares that it will hold the Trust Estate and all other assets and documents delivered to it pursuant to this Trust Agreement, in trust upon and subject to the conditions set forth herein for the use and benefit of the Beneficiaries. The Trust is being established by the Depositor for the protection and conservation of the Trust Estate.
ARTICLE IV
DISTRIBUTIONS OF TRUST ESTATE
          SECTION 4.1 Distributions. Each Beneficial Interest Unit shall entitle the holder thereof to distribution of a like number of shares of Common Stock from the Trust upon the terms and conditions provided herein, plus any dividends or distributions on the underlying shares of Common Stock made after the Effective Time. The Trustee shall distribute shares of Common Stock (plus any dividends or distributions on the underlying shares of Common Stock made after the Effective Time) to a Beneficiary that has complied with Section 4.2 hereof as promptly as practicable following the date on which such Beneficiary has provided the Trustee with the certification required by Section 4.2 hereof. [Upon receipt of the certification of a Beneficiary required by Section 4.2 hereof, the Trustee shall (i) notify Wells Fargo (or any successor transfer agent) and the Depositor of the name of such Beneficiary and the number of shares of Common Stock requested by such certifying Beneficiary and (ii) submit a transfer instruction, in the form attached hereto as Exhibit B, to Wells Fargo such successor transfer agent, directing the transfer of the requested number of shares of Common Stock held by the Trust to the certifying Beneficiary.]

Upon the distribution of shares of Common Stock (plus any dividends or distributions on the underlying shares of Common Stock made after the Effective Time) to a Beneficiary such Beneficiary’s Beneficial Interest Units shall be automatically terminated and such Beneficiary will cease to be a Beneficiary of the Trust thereupon. [In the event that there are insufficient shares of Common Stock or other assets held by the Trust to honor all requests for distribution made in compliance with this Agreement and received by the Trustee, the Trustee shall notify the Depositor of such deficiency, and the Depositor shall use its best efforts to cause to be issued or delivered to the Trust such number of shares and such other assets as shall be necessary to satisfy such deficiency.]
          SECTION 4.2 Certification of Beneficiary Status. As a condition to its receipt of any distribution from the Trust, each Beneficiary that is or was a registered owner of Common Stock on the books and records of the Depositor must provide the Trustee with the certification as to Beneficiary status in the form attached hereto as Exhibit C, and each Beneficiary that holds or held its shares beneficially in “street name” must provide the Trustee with the certification as to Beneficiary status in the form attached hereto as Exhibit D. The Trustee shall be fully protected in relying upon such certification and shall have no duty or obligation to verify the status of a Beneficiary or the accuracy of such Beneficiary’s claim to its respective portion of the Trust Estate. Notwithstanding anything to the contrary set forth herein, the Depositor, in its absolute discretion, may exempt any Beneficiary from the requirement to provide any such certification by furnishing to the Trustee written notice specifying the identity of the Beneficiary and the number of Beneficial Interest Units held thereby and representing that the Depositor has declared such Beneficiary to be exempt from such requirement (and the Trustee, in making a distribution to any such Beneficiary, shall be fully protected in relying on the Depositor’s representation that such Beneficiary is exempt from such requirement). Upon receipt of any such notice, the Trustee shall distribute to the relevant Beneficiary that portion of the Trust Estate represented by such Beneficiary’s Beneficial Interest Units and, upon such distribution, such Beneficiary’s Beneficial Interest Units shall be automatically terminated and such Beneficiary shall cease to be a Beneficiary of the Trust.
          SECTION 4.3 Dividends.
               4.3.1 Cash Dividends. The Trustee shall receive and hold, subject to the terms of this Agreement, any dividends or distributions declared and paid on the shares included in the Trust Estate (which dividends or distributions shall become part of the Trust Estate) and shall distribute such dividends or distributions to the Beneficiaries in proportion to their respective interests therein in accordance with the terms of this Agreement, such distribution to be equivalent to the dividends or distribution which each respective holder would have otherwise been entitled to receive had such shares not then been included in the Trust Estate at the time of the payment of the dividend or distribution. [Payment of any such dividends or distributions shall be made by check or wire transfer as a one-time disbursement at the time of the distribution to such Beneficiary of its respective portion of the Trust Estate.]
               4.3.2 Trust Account; Money Need Not Be Segregated. (a) If the Trustee shall receive any dividends or distributions on the Trust Estate, the Trustee shall establish and maintain with itself a non-interest bearing trust account (the “Trust Account”), into which it shall deposit , on the same day as received, such dividends or distributions and any future dividends or distributions received by it, for disbursement to the Beneficiaries in accordance with Section 4.3.1 above. No monies received by the Trustee need be segregated in any manner except to the extent required by law, and the Trustee shall not be liable for any interest thereon.
               4.3.3 Stock Dividends. The Trustee shall receive and hold, subject to the terms of this Agreement, any securities of the Company issued in respect of the shares included in the Trust Estate by reason of any capital reorganization, stock split, combination, stock dividend or other distribution, including through any exchange of rights (which securities shall become part of the Trust Estate), and shall deliver such securities to the Beneficiaries in proportion to their respective interests therein in accordance with the terms of this Agreement.
               4.3.4 Merger, Consolidation and Dissolution. In connection with any merger, consolidation or dissolution involving the Company or any shares of Common Stock of the Company or other voting securities held in the Trust immediately prior to the effective time of such merger, consolidation or dissolution, such shares of Common Stock and other voting securities, if any, shall be converted at the effective time of such merger or consolidation into shares of stock or other equity interests of the surviving or resulting entity of such merger or consolidation on the same terms as are provided for all other shares of Common Stock of the Company or voting securities under the agreement of merger or consolidation, as the case may be, or shall be converted at the effective time of such merger or dissolution into the right to receive the consideration payable in connection with such merger or dissolution on the same terms as are provided for all other shares of Common Stock of the Company or voting securities under the agreement of merger or plan of dissolution, as the case may be, and the Trustee shall hold all shares or other equity interests of the surviving or resulting entity into which the shares of Common Stock or other voting securities were directly converted (which shares or other equity interests shall become part of the Trust Estate), or shall take all actions necessary to receive and hold the consideration payable in connection with any merger or dissolution (which consideration shall become part of the Trust Estate), in each case for the benefit of the Beneficiaries, and shall deliver such shares or other equity interests or such consideration, as the case may be, to the Beneficiaries in proportion to their respective interests therein in accordance with the terms of this Agreement. If the Trustee shall receive cash as consideration in connection with any transaction described in this Section 4.3.4, the Trustee shall establish and maintain with itself a non-interest bearing Trust Account into which it shall deposit, on the same day as received, the amount received by it, for disbursement to the Beneficiaries in accordance with this Agreement.
ARTICLE V
DEPOSITOR’S AGREEMENTS
          The Depositor acknowledges and agrees as follows:
          SECTION 5.1 Compensation and Indemnification of the Trustee. The Depositor hereby agrees to (i) compensate the Trustee in accordance with a separate fee agreement with the Trustee, (ii) reimburse the Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts) and (iii) indemnify, defend and hold harmless the Trustee and any of the officers, directors, employees and agents of the Trustee (the “Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, “Liabilities”), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of this Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated hereby; provided, however, that the Depositor shall not be required to indemnify any Indemnified Person for any Liabilities which are a result of the wilful misconduct of such Indemnified Person or the bad faith violation by such Indemnified Person of the implied contractual covenant of good faith and fair dealing. To the fullest extent permitted by law, Liabilities to be incurred by an Indemnified Person shall, from time to time, be advanced by, or on behalf of, the Depositor prior to the final disposition of any matter upon receipt by the Depositor of an undertaking by, or on behalf of, such Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified under this Trust Agreement. This Section shall survive the termination of the Trust and the Trust Agreement.
ARTICLE VI
CONCERNING THE TRUSTEE
          SECTION 6.1 Authority of Trustee; Voting
               6.1.1 General Authority. The Trustee is hereby authorized to take all actions required of it pursuant to this Trust Agreement, including, without limitation, executing and delivering, on behalf of the Trust, each certificate or other document attached to this Trust Agreement as an exhibit and any other amendment or other agreement or instrument described herein, all as approved by the Depositor, as evidenced conclusively by the Trustee’s execution thereof. In addition to the foregoing, the Trustee is authorized, but shall not be obligated, to take such actions as the Depositor may from time to time direct in writing.
               6.1.2 Voting. The Trustee shall hold any and all shares of Common Stock and any other voting securities of the Depositor (the “voting securities”) included in the Trust Estate under the terms and conditions of this Agreement. The Trustee shall, on behalf of the Trust, have full power and authority, and is hereby fully and exclusively empowered, authorized and obligated: (i) to vote in person or by proxy all such voting securities at all meetings of the stockholders of the Depositor, or (ii) to give written consents in lieu of voting such shares at a meeting of the stockholders of the Depositor, in either case in respect of any and all matters on which such shares are entitled to vote under the certificate of incorporation of the Company or applicable law, including, but not limited to, the election of directors, any merger or consolidation, the sale of all or substantially all of the Depositor’s assets, a dissolution of the Depositor and any amendments to the Depositor’s certificate of incorporation. The Trustee shall have no authority or obligation to exercise discretion in respect of the vote to be cast, but instead shall vote (in person or by proxy or by written consent) such voting securities on any matter on which such shares are so entitled to vote in the same proportion as all voting securities of the Depositor (other than the voting securities included in the Trust Estate) are voted on such matter. The Trustee’s power and obligation to vote such voting securities held under this Agreement and to give written consents in respect thereof pursuant to this

Agreement shall be irrevocable for the term of this Agreement. The Trustee (i) shall have the right to waive notice of any meeting of stockholders of the Depositor in respect of such shares and (ii) may exercise any power or perform any act hereunder by an agent or attorney duly authorized and appointed by him. In furtherance of the foregoing, the Trustee shall execute and deliver an irrevocable proxy in the form attached hereto as Exhibit E, granting the proxy or proxies named therein to cause the voting securities of the Trust to be voted in accordance with this Section 6.1.2.
          SECTION 6.2 Not Acting in Individual Capacity. Except as expressly provided herein, in accepting the trusts hereby created, the Trustee acts solely as trustee hereunder and not in its individual capacity; and all Persons, having any claim against the Trustee by reason of the transactions contemplated hereunder shall have recourse solely to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof. The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Trust Agreement and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee.
          SECTION 6.3 Interpretation of Trust Agreement. In the event that the Trustee is uncertain as to the application of any provision of this Trust Agreement or any other agreement relating to the transactions contemplated hereby, or such provision is ambiguous as to its application or is, or appears to be, in conflict with any other applicable provision hereof, or in the event that this Trust Agreement permits any determination by the Trustee or is silent or incomplete as to the course of action which the Trustee is required to take with respect to a particular set of facts, the Trustee may seek instructions from the Depositor and shall not be liable to any Person to the extent that it acts in good faith in accordance with the instructions of the Depositor; provided, that if the Trustee shall not have received written instructions from the Depositor pursuant to its request within 10 days after the date of such request (or within such shorter period as may be requested and required under the circumstances), until instructed otherwise by the Depositor, the Trustee may, but shall be under no duty to, take or refrain from taking such action as it shall deem advisable in the best interests of the Depositor and/or the Trustee.
          SECTION 6.4 Standard of Care. The Trustee accepts the trusts hereby created and agrees to perform the same but only upon the terms of this Trust Agreement. To the fullest extent permitted by law, including Section 3806 of the Delaware Statutory Trust Act, the Trustee shall only have the express duties (including fiduciary duties) provided herein and to the extent the express provisions of this Trust Agreement restrict or eliminate such duties (including fiduciary duties) the terms of this Trust Agreement shall prevail. The Trustee shall have no liability to the Depositor or the Beneficiaries under any circumstances except that the Trustee shall be liable (i) for its own wilful misconduct or bad faith violation of the implied contractual covenant of good faith and fair dealing, (ii) for liabilities that may result from any representation or warranty of the Trustee hereunder being untrue or inaccurate and (iii) for any taxes based on or measured by any fees, commissions or compensation received by the Trustee for acting as trustee or for services rendered in connection with the transactions contemplated hereby. In particular, but not by way of limitation:
     (i) The Trustee shall not be personally liable for any error of judgment made in good faith;
     (ii) The Trustee shall not be required to take any action that is inconsistent with the purposes of the Trust set forth in Section 1.4;

     (iii) No provision of this Trust Agreement shall require the Trustee to expend or risk its personal funds, or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;
     (iv) Under no circumstances shall the Trustee be personally liable for any indebtedness or obligation of the Trust;
     (v) The Trustee shall not be liable for the default or misconduct of the Depositor, Wells Fargo (or any successor transfer agent or exchange agent), the Depository Trust Company, any Beneficiary or any other Person and shall not be liable for any act or omission taken at the direction of the Depositor;
     (vi) The Trustee shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, war or other circumstances beyond its control, the Trusee shall be prevented or forbidden from doing or performing any act or thing which the Terms of this Trust Agreement provide shall or may be done or performed;
     (vii) In no event whatsoever shall the Trustee be liablit for any representation, warranty, covenant, agreement, indebtedness or other obligation of the Trust;
     (ix) The Trustee shall not be liablit for any action it takes or omits to take in good faith reliance on the certification of a Beneficiary, or the written instruction of the Depositor; and
     (x) Every provision of this Trust Agreement relating to the Trustee shall be subject to the provisions of this Section 6.4.
          SECTION 6.5 Reliance on Writings, Use of Agents, Etc. The Trustee shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, telegram, order, certificate, report, opinion, bond or other document or paper (including deliveries contemplated by Section 4.2 hereof) reasonably believed by it to be genuine and reasonably believed by it to be signed or sent by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Depositor or a Beneficiary mentioned herein, shall be sufficiently evidenced by written instruments signed by the Depositor or a Beneficiary. The Trustee may accept a copy of a resolution of the Board of Directors of the Depositor, certified by the Secretary or an Assistant Secretary of the Depositor as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by such Person and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Trustee may for all purposes hereof rely on a certificate, signed by the Depositor or a Beneficiary, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the performance of its duties hereunder, the Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or, at the expense of the Depositor, through agents or attorneys and may, at the reasonable expense of the Depositor, consult with counsel, accountants and other skilled Persons to be selected and employed by it or them, and the Trustee shall not be liable for anything done, suffered or omitted by it, in good faith and in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons appointed with due care and the Trustee shall not be liable for the negligence of any such agent, attorney, counsel, accountant or other skilled Person appointed by it or them, as applicable, with due care hereunder. Notwithstanding any other provision contained herein, the Trustee shall not be required to confirm or verify that a person purporting to be a Beneficiary is in fact a Beneficiary and shall not be required confirm or verify that such person is entitled to the shares of Common Stock it requests.
          SECTION 6.6 No Action Except Under Specified Documents or Instructions. The Trustee shall not manage, control, use, operate, lease, sell, dispose of or otherwise deal with the Trust Estate except (i) in accordance with the terms of this Trust Agreement, (ii) in accordance with the powers granted to, or the authority conferred upon, the Trustee pursuant to this Trust Agreement or (iii) in accordance with written instructions from the Depositor pursuant to Section 6.1.1 or 6.3 hereof. The Trustee shall not be required to take any action under this Trust Agreement unless the Trustee shall have been indemnified by the Depositor, in manner and form satisfactory to the Trustee, against any liability, cost or expense (including counsel fees and disbursements) which may be incurred in connection therewith; and if the Depositor shall have directed the Trustee to take any such action or refrain from taking any action, the Depositor agrees to furnish such indemnity as shall be required and, in addition, to pay the reasonable compensation of the Trustee for the services performed or to be performed by it pursuant to such direction. The Trustee shall not be required to take any action under this Trust Agreement if the Trustee shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of this Agreement or is otherwise contrary to law. The Trustee shall be under no obligation to institute, conduct or defend any litigation, at the request, order or direction of the Beneficiaries or any other Person, unless such Beneficial Owners have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee (including, without limitation, the reasonable fees and expenses of its counsel) therein or thereby, including such advances as the Trustee shall request.
          SECTION 6.7 Exculpatory Provisions. Any and all exculpatory provisions, immunities and indemnities in favor of the Trustee under this Trust Agreement shall inure to the benefit of the Trustee in its individual capacity or as a party to any agreement referred to herein or therein.
          SECTION 6.8 Trustee Not Liable for Trust Estate. The recitals contained herein shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Trust Agreement or of any related documents. The Trustee shall at no time have any responsibility or liability for or with respect to the genuineness, sufficiency or validity of the Trust Estate.
          SECTION 6.9 Trustee May Own Beneficial Unit Interests or Common Stock . The Trustee in its individual or any other capacity may become the owner or pledgee of Beneficial Unit Interests or Common Stock of the Depositor and may deal with the Beneficiaries and the Depositor in banking transactions with the same rights as it would have if it were not the Trustee.

          SECTION 6.10 Certain Rights of the Trustee. Notwithstanding anything contained herein to the contrary, the Trustee shall not be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state securities law, the Employee Retirement Income Security Act, the Investment Company Act of 1940, any other applicable law, or the provisions of this Agreement. The Trustee shall have no duty or obligation to prepare or file any tax returns or other filings on behalf of the Trust, all of which shall be prepared or filed or be caused to be prepared or filed by the Depositor on behalf of the Trust. Except as expressly provided herein, the Trustee shall have no duty to (i) see to any recording or filing of any document, (ii) see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iii) to confirm or verify any financial statements or to inspect the Depositor’s books and records at any time.
ARTICLE VII
RESIGNATION AND REMOVAL OF TRUSTEE;
APPOINTMENT OF SUCCESSORS; CO-TRUSTEE
          SECTION 7.1 Resignation; Successor Trustee. The Trustee or any successor thereto may, with respect to the Trust, resign at any time without cause by giving at least 30 days’ prior written notice to the Depositor, such resignation to be effective upon the acceptance of appointment of a successor trustee as hereinafter provided. In addition, the Depositor may at any time with respect to the Trust Estate remove the Trustee without cause by an instrument in writing, delivered to the Trustee, such removal to be effective upon the acceptance of appointment by the successor trustee as hereinafter provided. In the case of the resignation or removal of the Trustee, the Depositor shall appoint, subject to Section 7.3 hereof, a successor Trustee or Trustees by an instrument signed by the Depositor. If the Depositor shall not have appointed a successor Trustee or Trustees within 30 days after such resignation or removal, the Trustee shall continue as Trustee and may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor or successors shall have been appointed by the Depositor as above provided; any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee thereafter appointed by the Depositor.
          A successor Trustee hereunder shall be deemed a Trustee for all purposes hereof, and each reference herein to the Trustee shall thereafter be deemed to include such successor.
          SECTION 7.2 Acceptance of Appointment. Any successor Trustee, whether appointed by a court, the Depositor or the Trustee, shall execute and deliver to its predecessor Trustee an instrument reasonably satisfactory to such predecessor Trustee accepting such appointment, and thereupon such successor Trustee, without further act, shall with respect to the Trust become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts hereunder with like effect as if originally named as an Trustee herein; but nevertheless upon the written request of such successor Trustee such predecessor Trustee shall execute and deliver an instrument reasonably satisfactory to such successor Trustee transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee any property or monies then held by such predecessor Trustee upon the trusts herein expressed. Any successor Trustee shall execute and file an amendment to the certificate of trust of the Trust with the Delaware Secretary of State changing the name and business address in the State of Delaware of the Trustee.
          SECTION 7.3 Qualification of Successor Trustee. Any successor to the Trustee, however appointed, shall be a bank or trust company organized under the laws of the United States or any jurisdiction thereof having a combined capital and surplus of at least $50,000,000 and shall satisfy the requirements of Section 3807 of the Delaware Statutory Trust Act, provided, that there exists such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms.
          SECTION 7.4 Merger of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from or surviving any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which all or substantially all the corporate trust business of the Trustee may be transferred, shall, subject to the terms of this Article, succeed to the Trustee’s position as Trustee under this Trust Agreement without any further act.
          SECTION 7.5 Status of Successor Trustee. A successor Trustee shall have the same duties, powers and discretion conferred herein on the Trustee. A successor Trustee may accept the assets of the Trust Estate delivered to it by its predecessor Trustee as constituting the entire assets of the Trust Estate and shall not be required to take any action to determine what constitutes the Trust Estate or to obtain possession of any assets thereof or to investigate any acts, omissions or misconduct of its predecessor Trustee.
          SECTION 7.6 Co-Trustee. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Estate hereunder may at the time be located, the Trustee shall have power to appoint one or more Persons (who may be officers or affiliates of the Trustee) or institutions to act as co-Trustee, jointly with the Trustee or separately from the Trustee at the direct written instruction of the Depositor, in either case as required by applicable state law, of all or any part of the Trust Estate hereunder, or of any property constituting part thereof, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity as aforesaid, any property, title, right or power deemed necessary or desirable. All provisions of this Trust Agreement which are for the benefit of the Trustee shall extend to and apply to each co-Trustee appointed pursuant to the foregoing provisions of this Section.
ARTICLE VIII
DISSOLUTION AND TERMINATION OF AND AMENDMENT TO TRUST
          SECTION 8.1 Dissolution of Trust; Termination of Trust Agreement. The Trust will dissolve upon the earlier of (i) the final disposition by the Trustee of all property constituting part of the Trust Estate or (ii) the time at which all property constituting part of the Trust Estate would otherwise escheat to any applicable governing body under any escheat laws that would otherwise apply to such property. Promptly upon dissolution of the Trust, and after the payment or the making of reasonable provision for the payment of any claims or obligations of the Trust in accordance with Section 3808 of the Delaware Statutory Trust Act, the Trustee shall file, at the direction and expense of the Depositor, a certificate of cancellation with the Delaware Secretary of State and thereupon this Agreement (except for those provisions that expressly survive) and the Trust shall terminate.
          SECTION 8.2 Supplements and Amendments to this Trust Agreement. (a) At any time and from time to time (i) the Trustee, together with the Depositor, may execute and deliver an amendment or a supplement to this Trust Agreement to the extent, but only to the extent, that it relates to the Trust for the purpose of adding provisions to or changing or eliminating provisions of this Trust Agreement and the Trust as specified in a written request of the Depositor and (ii) upon the written request of the Depositor, the Trustee shall enter into such written amendment of or supplement to any of the other documents referred to herein as the Depositor may agree to (to the extent such agreement is required) and as may be specified in such request, or execute and deliver such written waiver or modification of the terms of any such other document as may be specified in such request.
          (b) Prior to executing any document required to be executed by it pursuant to the terms of Section 8.2(a), the Trustee shall be entitled to receive (i) an opinion of counsel to the effect that the execution of such document is authorized hereunder and (ii) an Officer’s Certificate of the Depositor to the effect that all conditions precedent to the execution of the amendment or supplement have been met. If, in the reasonable opinion of the Trustee, any such document adversely affects any right, duty, immunity or indemnity in favor of the Trustee hereunder, the Trustee may in its discretion decline to execute such document, unless the Trustee shall have been indemnified therefor by the Depositor in manner and form satisfactory to the Trustee.
          SECTION 8.3 Limitations on Rights of Others. Nothing in this Trust Agreement, whether express or implied, shall be construed to give to any Person other than the Trustee, the Beneficiaries and the Depositor any legal or equitable right, remedy or claim under or in respect of this Trust Agreement, any covenants, conditions or provisions contained herein or in the Trust Estate, all of which are and shall be construed to be for the sole and exclusive benefit of the Trustee, the Depositor and the Beneficiaries.
ARTICLE IX
MISCELLANEOUS
          SECTION 9.1 Entire Agreement. This Trust Agreement embodies the entire agreement and understanding between the Depositor and the Trustee relating to the subject matter hereof and of the Trust created pursuant hereto, and upon execution and delivery hereof, this Trust Agreement will supersede any prior agreements and understandings relating to the Trust created hereby.
          SECTION 9.2 Notices. Except as otherwise set forth herein, all notices, consents and other communications relating to this Trust Agreement shall be given as follows:

(i)	if to the Depositor, at

Selectica, Inc.
1740 Technology Drive, Suite 450
San Jose, CA 95110
Attention: Chief Financial Officer

and

	(ii)	if to the Trustee, at

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attn: Jeanne Oller
Ph: (302) 636-6188
Fax: (302) 636-4140
or such other address, telephone or telecopy number or other destination as the Depositor or the Trustee may from time to time designate by notice given in accordance with the provisions of this Section 9.2.
          SECTION 9.3 Governing Law. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.
          SECTION 9.4 Benefit of Parties, Successors and Assigns. This instrument shall be binding upon, and shall inure solely to the benefit of, the Beneficiaries and the parties hereto and their respective successors and assigns.
          SECTION 9.5 Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Trust Agreement and the establishment of the Trust.
          SECTION 9.6 Severability of Invalid Provisions. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction as to the Trust shall, as to the Trust and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto hereby waive with respect to the Trust any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
          SECTION 9.7 Effect of Waiver; Remedies Not Exclusive. Waiver of the breach of any provision hereunder shall not be deemed a waiver of any prior or subsequent breach of the same or any other provision hereof. Pursuit of any remedy with respect to the Trust shall not be deemed the waiver of any other remedy hereunder or at law or in equity.

          SECTION 9.8 Representations and Warranties. The Depositor hereby represents and warrants to the Trustee, as of the date hereof, that:
          (a) Due Organization. The Depositor is a corporation duly organized and validly existing in good standing under the laws of Delaware, and has the power and authority to enter into and perform its obligations under this Trust Agreement.
          (b) Due Authorization. The execution, delivery and performance by the Depositor of this Trust Agreement has been duly authorized by all necessary action on the part of the Depositor and does not require the consent or approval of its stockholders or any trustee or holder of any of its indebtedness or other obligations, except such as have been duly obtained, given or accomplished.
          (c) Execution; Enforceability. This Trust Agreement has been duly executed and delivered by the Depositor and (assuming the due authorization, execution and delivery by the Trustee of this Trust Agreement) this Trust Agreement constitutes the Depositor’s legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy laws and laws affecting the rights of creditors generally.
          (d) No Violation; No Consent. Neither the Depositor nor the Trust is an “Investment Company” or a company controlled by an “Investment Company” required to register as such under the Investment Company Act of 1940, as amended and that the execution, delivery and performance of this Trust Agreement does not and will not violate or require any consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action under, any agreement, license indenture or instrument to which it is a party or by which it is bound or any provision of any law, rule, regulation, judgment, order, writ, injunction or decree of any court or governmental authority applicable to it or any of its property.
          SECTION 9.9 References to Agreements and Instruments. Except as otherwise indicated, all the agreements and instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms hereof and thereof.
          SECTION 9.10 Headings. The division of this Trust Agreement into articles and sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Trust Agreement.
          SECTION 9.11 Counterpart Execution and Dating. This Trust Agreement and any amendment or supplement to this Trust Agreement may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Fully executed sets of counterparts shall be delivered to, and retained by, the parties hereto.
          SECTION 9.12 Limitation on the Depositor’s and the Beneficiaries’ Liability. The Depositor shall not have any liability for the performance of this Trust Agreement except as expressly set forth herein. The Beneficiaries shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

          IN WITNESS WHEREOF, the parties hereto have each caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above set forth.

SELECTICA, INC.
By:	/s/ Richard Heaps
	Name:	Richard Heaps
	Title:	CFO and General Counsel

WILMINGTON TRUST COMPANY, as Trustee
By:	/s/ Jeanne M. Oller
	Name:	Jeanne M. Oller
	Title:	Assistant Vice President

Exhibit A
CERTIFICATE OF TRUST OF
SELECTICA 2009 RIGHTS EXCHANGE TRUST
          THIS Certificate of Trust of Selectica 2009 Rights Exchange Trust (the “Trust”), is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, § 3801 et seq.) (the “Act”).
1. Name. The name of the statutory trust formed hereby is Selectica 2009 Rights Exchange Trust.
2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.
3. Effective Date. This Certificate of Trust shall be effective upon filing.
          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Trustee
By:	/s/ Jeanne M. Oller
Name:	Jeanne M. Oller
Title:	Assistant Vice President

Ex. A

Exhibit B
CERTIFICATION FOR TRANSFER OF RECORD OWNERSHIP OF
SHARES OF SELECTICA, INC. COMMON STOCK ISSUED
IN EXCHANGE FOR PREVIOUSLY OUTSTANDING RIGHTS
          On January 2, 2009, each right previously outstanding under Amended and Restated Rights Agreement (the “Rights Agreement”) of Selectica, Inc. (the “Company”) was exchanged (the “Exchange”) at the close of business on that date for one share of Selectica’s Common Stock (the “Common Stock”). The Exchange does not apply to rights formerly held by any Acquiring Person (defined below) at the time of the Exchange.
          On January 2, 2009, a committee of the Company’s Board of Directors determined that Trilogy, Inc, Versata Enterprises, Inc. and their Affiliates and Associates, as such terms are defined in the Rights Agreement (collectively, the “Trilogy Group”), became “Acquiring Persons” as of December 19, 2008. As a result, rights held by members of the Trilogy Group became void on that date and members of the Trilogy Group are not eligible to participate in the Exchange. No other person or group has been determined to be an Acquiring Person. In order to receive shares of Common Stock in the Exchange, an eligible stockholder is required to certify that it is not an Acquiring Person.
          Prior to February 4, 2009 eligible stockholder certifications were to be provided to the Company’s Exchange Agent, Wells Fargo Shareholder Services, for processing. On February 4, 2009, Wells Fargo transferred all shares that were not credited to the accounts of certifying stockholders to Wilmington Trust Company. The Company has appointed Wilmington Trust Company to serve as Trustee under a Trust Agreement dated January 26, 2008, to hold these shares on behalf of eligible stockholders who did not received shares of Common Stock in the Exchange pursuant to the initial distribution by Wells Fargo (each, a “Beneficiary” and collectively, the “Beneficiaries”), pending receipt of the required certification. For the avoidance of doubt, members of the Trilogy Group are not Beneficiaries under the Trust Agreement.
          To receive shares of Common Stock from the Trustee, an eligible stockholder must certify that it is not an Acquiring Person by completing this certification form in the space provided below.
          The Rights Agreement defines an “Affiliate” and “Associate” as having the respective meanings ascribed to them in Rule 12b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as in effect on January 2, 2009, and to the extent not included within such definitions, any other person whose shares of Common Stock would be deemed constructively owned by such first person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of applicable income tax regulations under the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise aggregated with shares of Common Stock owned by such first person pursuant to the provisions of the Code, or any successor provision or replacement provisions; provided, however, that a person shall not be deemed to be the Affiliate or Associate of another person solely because either or both persons are or were directors of the Company.
Ex. B

* * To receive a distribution of shares to which your clients may be entitled, please certify the representation set forth below * *
          The undersigned hereby represents, warrants and certifies to Wilmington Trust Company, as Trustee, that he/she/it (a) was the holder of record of the number of shares specified below as of the Close of Business (as defined in the Rights Agreement) on January 2, 2009 and is entitled to distribution of such number of shares pursuant to the Exchange, (b) is NOT, and does NOT hold shares on behalf of any beneficial owner that is, and was NOT, and does NOT hold shares on behalf of any beneficial owner that was, immediately prior to the declaration of the Exchange, an Acquiring Person (c) is a Beneficiary under the Trust Agreement and understands and acknowledges that upon distribution of the shares specified below he/she/it shall cease to be a Beneficiary under the Trust Agreement.

Name, address, telephone, and	Number of Selectica, Inc., (Nasdaq: SLTC) shares held
email of Beneficiary	by Beneficiary.
[Name]

[Address]

[Telephone]

[Email]

[Address for delivery of Shares if different from above]

[Tax ID Number/SSN]

Form of Shares: (choose one)

[Physical Certificate] or

[Book Entry (Statement)]

Signature

Printed Name

Date:

Ex. B

Exhibit C
CERTIFICATE OF EXCHANGE
To Selectica 2009 Rights Exchange Trust (the “Trust”):
          The undersigned hereby requests distribution of                      shares of common stock, par value $.0001 per share (the “Common Stock”), of Selectica Inc. (the “Company”), distributable to the undersigned pursuant to the exchange declared on January 2, 2009 (the “Exchange”) pursuant to the terms of the Rights Agreement between the Company and Computershare Investor Services, LLC (as amended and restated, the “Rights Agreement”). The undersigned further requests that certificates representing such shares of Common Stock be issued in the name of:

(Please print name and address)

          The undersigned hereby certifies as of the date hereof that he/she/it (a) was the holder of record of that number of shares indicated above as of the Close of Business (as defined in the Rights Agreement) on January 2, 2009 and is entitled to distribution of such number of shares pursuant to the Exchange, (b) is a “Beneficiary” under the Trust Agreement, dated as of January ___, 2009, between the Company and [                    ], as Trustee (the “Trust Agreement”), (c) is not, and immediately prior to the declaration of the Exchange was not, an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) and (d) shall cease to be a Beneficiary of the Trust upon distribution of the shares identified herein.

Signature

Dated:

[Consider adding a NOTARY SIGNATURE BLOCK]
Ex. C

CERTIFICATE OF EXCHANGE
To Selectica 2009 Rights Exchange Trust (the “Trust”):
          The undersigned hereby requests distribution of                      shares of common stock, par value $.0001 per share (the “Common Stock”), of Selectica Inc. (the “Company”), distributable to the undersigned pursuant to the exchange declared on January 2, 2009 (the “Exchange”) pursuant to the terms of the Rights Agreement between the Company and Computershare Investor Services, LLC (as amended and restated, the “Rights Agreement”). [The undersigned further requests that certificates representing such shares of Common Stock be issued in the name of:

(Please print name and address)
 ]
          The undersigned hereby certifies as of the date hereof that he/she/it (a) was the beneficial owner of that number of shares indicated above as of the Close of Business (as defined in the Rights Agreement) on January 2, 2009 and is entitled to distribution of such number of shares pursuant to the Exchange, (b) is a “Beneficiary” under the Trust Agreement, dated as of January ___, 2009, between the Company and [                    ], as Trustee (the “Trust Agreement”), (c) is not, and immediately prior to the declaration of the Exchange was not, an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) and (d) shall cease to be a Beneficiary of the Trust upon distribution of the shares identified herein.

Signature

Dated:

[consider adding a NOTARY SIGNATURE BLOCK]
Ex. D

Exhibit E
IRREVOCABLE PROXY
     The undersigned, acting solely in its capacity as trustee of the Selectica 2009 Rights Exchange Trust (the “Trust”), which holds shares of common stock of Selectica, Inc., a Delaware corporation (the “Company”), as of the date hereof, hereby irrevocably appoints the Secretary of the Company, any other designee of the Company’s Board of Directors, or any other person duly authorized to serve as proxy, as the sole and exclusive attorney-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of common stock of the Company that now are or hereafter may be owned of record by the Trust, and any and all other shares or securities of the Company issued or issuable, or exchanged or exchangeable, in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of the Trust Agreement, dated as of January ___, 2009 (as the same may be amended from time to time, the “Trust Agreement”), between the Company and Wilmington Trust Company, a Delaware banking corporation, as trustee. This proxy is irrevocable and is coupled with an interest.
The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned to act as the undersigned’s attorney-in-fact and irrevocable proxy, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), subject to and in accordance with the terms of the Trust Agreement.
Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

WILMINGTON TRUST COMPANY, as Trustee of the 2009 Selectica Rights Exchange Trust
Dated: February 4, 2009	By:	/s/ Jeanne M. Oller
	Name:	Jeanne M. Oller
	Title:	Assistant Vice President

Ex. E